UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

FUEL PERFORMANCE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 South Bemiston Ave., Suite 450

St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

(314) 863-3000

(Registrant's telephone number, including area code)

7777 Bonhomme, Suite 1920

St. Louis, Missouri 63105

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of Fuel Performance Solutions, Inc. (the “Company”) contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2017 the Company entered into a definitive agreement with FPS Ltd providing FPS Ltd with an exclusive, evergreen license to market and sell the Company’s products and technologies, both existing and to be developed, in selected markets and industries around the world including but not limited to: DiesoLiFTTM use for the rail industry worldwide; DiesoLiFTTM use for commercial and public service vehicle and retail markets in the U.K., the Republic of Ireland, Australia, South Africa and the Middle East; and GasoLiFTTM use for all industry sectors in the United Kingdom and the Republic of Ireland.

FPS Ltd, a private U.K.-domiciled entity, is currently 100% owned by the Company. Subsequent to the Record Date (see Item 8.01 Other Events below) and the dividend distribution, FPS Ltd will be 100% owned Company shareholders and the new capital investors in FPS Ltd.

It is the intention of FPS Ltd to execute an IPO on the U.K. AIM market in 12-18 months.

Item 8.01 Other Events:

Issuance of a dividend to Company shareholders of record: Company shareholders of record at the close of business on September 30, 2017 (the “Record Date”) will receive a dividend from the Company in the form of one share of FPS Ltd common stock for every one share of Company common stock, or common stock equivalent, owned by Company shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL PERFORMANCE SOLUTIONS, INC.

Date: September 6, 2017	By:	/s/ Jonathan R. Burst
	Name:	Jonathan R. Burst
	Title:	Chief Executive Officer

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